UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2012

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

Effective September 7, 2012, Approach Resources Inc. (the “Company”) entered into a thirteenth amendment (the “Thirteenth Amendment”) to its Credit Agreement dated as of January 18, 2008 (as amended, the “Credit Agreement”), by and among the Company and its subsidiary guarantors, the lenders and JPMorgan Chase Bank, N.A., as administrative agent and lender.

The Thirteenth Amendment permits the Company to:

(a)	Enter into thirty-six (36) month derivatives contracts on up to 100% of projected production from proved developed producing (“PDP”) reserves, compared to 85% under the former Credit Agreement, and

(b)	Enter into sixty (60) – month derivatives contracts on up to 85% of projected production from PDP reserves, compared to thirty-six (36) months under the former Credit Agreement.

The foregoing description of the terms of the Thirteenth Amendment is qualified in its entirety by the Thirteenth Amendment, which is filed as Exhibit 10.1 to this current report and is incorporated herein by reference.

Purchase Agreement

On September 12, 2012, the Company, through its wholly-owned subsidiaries Approach Operating, LLC and Approach Oil & Gas Inc., entered into a Crude Oil Purchase Agreement (the “Purchase Agreement”) with Wildcat Permian Services LLC, a Texas limited liability company in which the Company owns an interest (“Wildcat”).

Under the Purchase Agreement, the Company dedicated the crude oil production from certain of the Company’s acreage in Crockett County, Texas. Wildcat will purchase such crude oil from the Company at a negotiated price. In return, Wildcat is required to accept and transport the Company’s dedicated crude oil in Crockett County, Texas subject to certain conditions.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the text of such agreement, a copy of which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the period ending September 30, 2012. The Company intends to request confidential treatment for certain portions of the Purchase Agreement in accordance with the procedures of the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Thirteenth Amendment set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 13 dated as of September 7, 2012, to Credit Agreement dated as of January 18, 2008, among Approach Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as administrative agent and lender, KeyBank National Association, The Frost National Bank, Royal Bank of Canada and Wells Fargo Bank, N.A., as lenders, and Approach Oil & Gas Inc. and Approach Resources I, LP, as guarantors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.

By:	/s/ J. Curtis Henderson

J. Curtis Henderson
Executive Vice President and General Counsel

Date: September 13, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 13 dated as of September 7, 2012, to Credit Agreement dated as of January 18, 2008, among Approach Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as administrative agent and lender, KeyBank National Association, The Frost National Bank, Royal Bank of Canada and Wells Fargo Bank, N.A., as lenders, and Approach Oil & Gas Inc. and Approach Resources I, LP, as guarantors.

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